LEASES	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
LEASES	LEASES
New IAC leases land, office space, data center facilities and equipment used in connection with its operations under various operating leases, the majority of which contain escalation clauses.
ROU assets represent New IAC’s right to use the underlying assets for the lease term and lease liabilities represent the present value of New IAC’s obligation to make payments arising from these leases. ROU assets and related lease liabilities are based on the present value of fixed lease payments over the lease term using New IAC's and its publicly-traded subsidiary respective incremental borrowing rates on the lease commencement date or January 1, 2019 for leases that commenced prior to that date. New IAC combines the lease and non-lease components of lease payments in determining ROU assets and related lease liabilities. If the lease includes one or more options to extend the term of the lease, the renewal option is considered in the lease term if it is reasonably certain New IAC will exercise the option(s). Lease expense is recognized on a straight-line basis over the term of the lease. As permitted by ASC 842, leases with an initial term of twelve months or less ("short-term leases") are not recorded on the accompanying combined balance sheet.
Variable lease payments consist primarily of common area maintenance, utilities and taxes, which are not included in the recognition of ROU assets and related lease liabilities. New IAC’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Leases	Balance Sheet Classification	December 31, 2019
		(In thousands)
Assets:
Right-of-use assets	Right-of-use assets, net	$138,608

Liabilities:
Current lease liabilities	Accrued expenses and other current liabilities	$23,188
Long-term lease liabilities	Other long-term liabilities	168,321
Total lease liabilities		$191,509

Lease Expense	Income Statement Classification	Year Ended December 31, 2019
		(In thousands)
Fixed lease expense	Cost of revenue	$547
Fixed lease expense	Selling and marketing expense	10,613
Fixed lease expense	General and administrative expense	17,751
Fixed lease expense	Product development expense	1,502
Total fixed lease expense (a)		30,413
Variable lease expense	Cost of revenue	83
Variable lease expense	Selling and marketing expense	1,573
Variable lease expense	General and administrative expense	5,729
Variable lease expense	Product development expense	391
Total variable lease expense		7,776
Net lease expense		$38,189
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(a) Includes approximately $2.2 million of short-term lease expense and $7.6 million of sublease income for the year ended December 31, 2019.
Maturities of lease liabilities as of December 31, 2019 (in thousands) (b):

Years Ended December 31,
2020	$32,688
2021	30,200
2022	27,543
2023	25,838
2024	23,318
Thereafter	221,479
Total	361,066
Less: interest	169,557
Present value of lease liabilities	$191,509
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(b)    Lease payments exclude $37.3 million of legally binding minimum lease payments for leases signed but not yet commenced.
The following are the weighted average assumptions used for lease term and discount rate as of December 31, 2019:

Remaining lease term	17.4 years
Discount rate	6.12%

Year Ended December 31, 2019
(In thousands)
Other Information:
Right-of-use assets obtained in exchange for lease liabilities	$61,657
Cash paid for amounts included in the measurement of lease liabilities	$35,321